First Quarter 2007 Earnings Conference Call May 24, 2006 First Quarter 2007 Earnings Conference Call May 24, 2006 Exhibit 99.2

This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, TiVo’s business development strategies, current and future partnerships, the expected future deployment and availability of the TiVo service, future
TiVo service features and advertising technologies, and other factors that may affect future earnings or financial results. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “believe,” “expect,” “may,” “will,” “intend,”
“estimate,” “continue,” or similar expressions or the negative of those terms or expressions.
Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development and deployment of competitive service offerings and a lack of market acceptance of the TiVo service, as well as the “Factors That May Affect Future Operating Results” included from time to time in the Company’s public reports filed with the Securities and Exchange
Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo disclaims any obligation to update these forward-looking statements.
This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, TiVo’s business development strategies, current and future partnerships, the expected future deployment and availability of the TiVo service, future
TiVo service features and advertising technologies, and other factors that may affect future earnings or financial results. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “believe,” “expect,” “may,” “will,” “intend,”
“estimate,” “continue,” or similar expressions or the negative of those terms or expressions.
Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development and deployment of competitive service offerings and a lack of market acceptance of the TiVo service, as well as the “Factors That May Affect Future Operating Results” included from time to time in the Company’s public reports filed with the Securities and Exchange
Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo disclaims any obligation to update these forward-looking statements.
Forward Looking Statements

Agenda
Agenda
Tom Rogers, President & Chief Executive Officer
-
Highlights
-
Sales & Marketing Efforts
-
Product Differentiation
-
Distribution Update and MSO Plans
-
Litigation
Stuart West, Acting Chief Financial Officer
-
Housekeeping Items
-
Financial and Operational Highlights
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Stuart West, Acting Chief Financial Officer
-
Matt Zinn, General Counsel
Tom Rogers, President & Chief Executive Officer
-
Highlights
-
Sales & Marketing Efforts
-
Product Differentiation
-
Distribution Update and MSO Plans
-
Litigation
Stuart West, Acting Chief Financial Officer
-
Housekeeping Items
-
Financial and Operational Highlights
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Stuart West, Acting Chief Financial Officer
-
Matt Zinn, General Counsel

Highlights
Highlights
38% Service & Technology Revenue Growth
Over 4.4 million subscriptions
-
TiVo.com on-line sales climb to 29% of total sales
-
New subs commit to minimum one-year of TiVo service;
lowers churn
Launched Series2 Dual Tuner DVR
Trial Victory in Echostar patent case
TiVo initiatives drive heightened level of momentum
38% Service & Technology Revenue Growth
Over 4.4 million subscriptions
-
TiVo.com on-line sales climb to 29% of total sales
-
New subs commit to minimum one-year of TiVo service;
lowers churn
Launched Series2 Dual Tuner DVR
Trial Victory in Echostar patent case
TiVo initiatives drive heightened level of momentum

Sales & Marketing
Sales & Marketing
Traffic to TiVo.com up 50%
On-line sales climb to 29% of total sales
Churn 0.9%
Traffic to TiVo.com up 50%
On-line sales climb to 29% of total sales
Churn 0.9%

Bundled Pricing
One year commitment:      $19.95 $224
Two year commitment:      $18.95         $369
Three year commitment:   $16.95 $469
Monthly Fee
Pre Pay
1
For definitions and reconciliations, please see TiVo’s First  Quarter 2007 Press Release Dated May 24, 2006 and quarterly and annual SEC Filings.

Differentiation
Differentiation
Dual Tuner
-
Solid product reviews
-
Promising early consumer response
-
Retail Channel Roll-out – May 2006
Parental Control
-
Provides parents with freedom and flexibility to choose quality programming for children – while giving kids choice
Partners -- >4 million members
-
Common Sense Media
-
The Parents Television Council
-
Parents’ Choice Foundation
Dual Tuner
-
Solid product reviews
-
Promising early consumer response
-
Retail Channel Roll-out – May 2006
Parental Control
-
Provides parents with freedom and flexibility to choose quality programming for children – while giving kids choice
Partners -- >4 million members
-
Common Sense Media
-
The Parents Television Council
-
Parents’ Choice Foundation

Differentiation
Differentiation
TiVo
®
Guru Guide™
-
Delivering programming recommended by editorial
experts at:
-
Sports Illustrated - Automobile
-
Star Magazine - Billboard
-
Entertainment Weekly
Brightcove
-
Bringing the “wild west” of web video to TV
-
As easy to navigate and record as Prime Time content
TiVo
®
Guru Guide™
-
Delivering programming recommended by editorial
experts at:
-
Sports Illustrated - Automobile
-
Star Magazine - Billboard
-
Entertainment Weekly
Brightcove
-
Bringing the “wild west” of web video to TV
-
As easy to navigate and record as Prime Time content

1
For definitions and reconciliations, please see TiVo’s First  Quarter 2007 Press Release Dated May 24, 2006 and quarterly and annual SEC Filings.

Differentiation
Differentiation
New TiVo Mobile application will allow TiVo
subscribers to schedule recordings directly
from some Verizon Wireless mobile
handsets
New TiVo Mobile application will allow TiVo
subscribers to schedule recordings directly
from some Verizon Wireless mobile
handsets

Distribution
Distribution
Extended service relationship to approximately
3 mm existing DirecTV TiVo customers
to 2010
Comcast -- on track to begin rollout by end of
calendar year
Radio Shack -- rollout to 3,000 stores expected
by mid-summer
Extended service relationship to approximately
3 mm existing DirecTV TiVo customers
to 2010
Comcast -- on track to begin rollout by end of
calendar year
Radio Shack -- rollout to 3,000 stores expected
by mid-summer

Advertising
Advertising
Interpublic Media
-
Preferred pricing and increased access to for Interpublic clients
-
Development of interactive advertising products
TiVo Product Watch – opt in
-
100 brands
-
75 advertisers
Search Tool & Content Manipulation
-
Lexus Car Configuration
Interpublic Media
-
Preferred pricing and increased access to for Interpublic clients
-
Development of interactive advertising products
TiVo Product Watch – opt in
-
100 brands
-
75 advertisers
Search Tool & Content Manipulation
-
Lexus Car Configuration

Echostar Lawsuit Victory
Echostar Lawsuit Victory
Jury victory
-
Found willful infringement of patent
-
Awarded almost $74 million
Actively pursuing damages for willfulness and
injunction
TiVo IP is valuable
Jury victory
-
Found willful infringement of patent
-
Awarded almost $74 million
Actively pursuing damages for willfulness and
injunction
TiVo IP is valuable

Accounting Items
Accounting Items
FAS 123R – stock option expensing
-
$3.1 million of total stock based compensation
Bundled pricing
-
Conservative approach to no upfront fee to consumer
-
expensing H/W cost upfront; recognize revenue over the course of the consumer contract
-
FAS 154 – “retrospective application” for previous pricing bundles
-
Total of $2.6 million
-
Q2’06: $1.1mm        - Q4’06: $1.5mm
Comcast technology revenue of $7.2 mm, offset by
$7.2 mm of Cost of technology revenue
-
Q1’07 quarterly rate -- $2.6 mm ($4.6 mm relates to prior quarterly development work)
FAS 123R – stock option expensing
-
$3.1 million of total stock based compensation
Bundled pricing
-
Conservative approach to no upfront fee to consumer
-
expensing H/W cost upfront; recognize revenue over the course of the consumer contract
-
FAS 154 – “retrospective application” for previous pricing bundles
-
Total of $2.6 million
-
Q2’06: $1.1mm        - Q4’06: $1.5mm
Comcast technology revenue of $7.2 mm, offset by
$7.2 mm of Cost of technology revenue
-
Q1’07 quarterly rate -- $2.6 mm ($4.6 mm relates to prior quarterly development work)

1
For definitions and reconciliations, please see TiVo’s First  Quarter 2007 Press Release Dated May 24, 2006 and quarterly and annual SEC Filings.

Q1 Financial Metrics
Q1 Financial Metrics

1
For complete definitions and reconciliations, please see TiVo’s First  Quarter 2007 Press Release Dated May 24, 2006 and quarterly and annual
SEC Filings. We define Total Acquisition Costs (TAC) as the sum of sales and marketing expenses, rebates, revenue share, and other payments to channel, minus hardware gross margin (defined as hardware revenues less cost of hardware revenues ).
($'s in MMs except per share data)
Q1 FY07 ending
April 30, 2006
Q1 FY06 ending
April 30, 2005
Service and technology revenues $55 $40
Costs of service and tech revenues ($18) ($9)
Sub acquisition spending (TAC) ($21) ($16)
Research and development ($13) ($11)
General, administrative & legal ($15) ($6)
Interest & taxes $1 $1
Net income/(loss) ($11) ($1)
EPS ($0.13) ($0.01)
Cash flow from operations ($14) $0
Ending Cash $92 $105
Ending Inventory $13 $19
1

Operational Highlights
Operational Highlights
TiVo-Owned Monthly Churn 0.9%
Total Subscription Net Additions 53,000
TiVo-Owned Subscription Net Additions               51,000
Churn – %  of Subscriptions cancelled
ARPU – Average Revenue Per Subscription
1
For definitions and reconciliations, please see TiVo’s First  Quarter 2007 Press Release Dated May 24, 2006 and quarterly and annual SEC Filings.
TiVo-Owned Subscription Gross Additions           91,000

ARPU $8.54

Subscription Acquisition Costs
Subscription Acquisition Costs
$116
$139
$174
$182
$180 $180 $180
$196
$213
$0
$50
$100
$150
$200
$250
$300
Apr '04 Jul '04 Oct '04 Jan '05 Apr '05 Jul '05 Oct '05 Jan '06 Apr '06
SAC (current quarter) SAC (trailing 12 months)
$116
$139
$174
$182
$180 $180 $180
$196
$213
$0
$50
$100
$150
$200
$250
$300
Apr '04 Jul '04 Oct '04 Jan '05 Apr '05 Jul '05 Oct '05 Jan '06 Apr '06
SAC (current quarter) SAC (trailing 12 months)

1
For definitions and reconciliations, please see TiVo’s First  Quarter 2007 Press Release Dated May 24, 2006 and quarterly and annual SEC Filings.
$232

Guidance – Q2’07
Guidance – Q2’07
Q2 Service and Tech Revenues $50 - $53
Q2 Net Loss $(12) - $(15) mm

1
For definitions and reconciliations, please see TiVo’s First  Quarter 2007 Press Release Dated May 24, 2006 and quarterly and annual SEC Filings.

Agenda
Agenda
Tom Rogers, President & Chief Executive Officer
-
Highlights
-
Sales & Marketing Efforts
-
Product Differentiation
-
Distribution Update and MSO Plans
-
Litigation
Stuart West, Acting Chief Financial Officer
-
Housekeeping Items
-
Financial and Operational Highlights
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Stuart West, Acting Chief Financial Officer
-
Matt Zinn, General Counsel
Tom Rogers, President & Chief Executive Officer
-
Highlights
-
Sales & Marketing Efforts
-
Product Differentiation
-
Distribution Update and MSO Plans
-
Litigation
Stuart West, Acting Chief Financial Officer
-
Housekeeping Items
-
Financial and Operational Highlights
-
Financial Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Stuart West, Acting Chief Financial Officer
-
Matt Zinn, General Counsel